SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                   FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



           Date Report (Date of earliest event reported)  July 15, 1996



                          BONNEVILLE PACIFIC CORPORATION
                (Exact name of registrant as specified in charter)



     Delaware                         0-14846                 87-0363215
     (State or other               (Commission              (IRA Employer
     jurisdiction of               File Number)           Identification No.)
     incorporation)

        50 West 300 South, Suite 300, Salt Lake City, Utah          84101
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number including area code  (801) 363-2520

(Former name or former address, if changed since last report) Not applicable [PAGE]

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period June 1, 1996 to June 30, 1996, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

Item 5.   Other Events.

For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.
[PAGE]

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BONNEVILLE PACIFIC CORPORATION

                                           ----------------------------------
                                      By:  Roger G. Segal, Chapter 11 Trustee

DATED July 15, 1996
[PAGE]

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BONNEVILLE PACIFIC CORPORATION

                                        --------------------------------------
                                        By:  R. Stephen Blackham
                                             Assistant Controller

DATED July 15, 1996

[PAGE]

                                INDEX TO EXHIBITS


Exhibit                                                         Page No.


28.1 Monthly Financial Report - Chapter 11, for the period June 1, 1996 to June 30, 1996, of the Registrant, dated July 15, 1996 as filed by the Registrant with the United States Bankruptcy Court for the District of Utah, Central Division
               on July 15, 1996. . . . . . . . . . . . . . . . .5

[PAGE]

                                                      MONTHLY FINANCIAL REPORT
                                                      CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO.   91A-27701     For Period    June 1    to    June 30   , 1996
               Accounting Method Used:   X  Accrual Basis       Cash Basis


                                 COVER SHEET
- ------------------------------------------------------------------------------
                        THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each   The debtor must attach each of the following reports/
Required Report/        documents unless the U.S. Trustee has waived the
Document                requirement in writing.  File original with Clerk of
                        Court.  File duplicate with U.S. Trustee.
- ------------------------------------------------------------------------------
Report/Document         Previously
Attached                Waived          REQUIRED REPORTS/DOCUMENTS
- ------------------------------------------------------------------------------
[ x ]                   [    ]          Cash Receipts & Disbursements Statement
                                        (Form 2-B)
[ x ]                   [    ]          Balance Sheet (Form 2-C)
[ x ]                   [    ]          Profit and Loss Statement (Form 2-D)
[ x ]                   [    ]          Supporting Schedules (Form 2-E)
[ x ]                   [    ]          Quarterly Fee Summary (Form 2-F)
[ x ]                   [    ]          Narrative (Form 2-G)
[ x ]                   [    ]          Bank Statement(s) for Debtor in
                                        Possession Account(s)
- ------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   July 15, 1996

                              Debtor(s):   BONNEVILLE PACIFIC CORPORATION
                                           -----------------------------------
                              By:          R. Stephen Blackham
                              Position:    Assistant Controller
[PAGE]


                                                    MONTHLY FINANCIAL REPORT
                                                    CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO.   91A-27701     For Period    June 1    to    June 30   , 1996
               Accounting Method Used:  x   Accrual Basis       Cash Basis


                                COVER SHEET
- ------------------------------------------------------------------------------
                        THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each   The debtor must attach each of the following reports/
Required Report/        documents unless the U.S. Trustee has waived the
Document                requirement in writing.  File original with Clerk of
                        Court.  File duplicate with U.S. Trustee.
- ------------------------------------------------------------------------------
Report/Document         Previously
Attached                Waived          REQUIRED REPORTS/DOCUMENTS
- ------------------------------------------------------------------------------
[ x ]                   [    ]          Cash Receipts & Disbursements Statement
                                        (Form 2-B)
[ x ]                   [    ]          Balance Sheet (Form 2-C)
[ x ]                   [    ]          Profit and Loss Statement (Form 2-D)
[ x ]                   [    ]          Supporting Schedules (Form 2-E)
[ x ]                   [    ]          Quarterly Fee Summary (Form 2-F)
[ x ]                   [    ]          Narrative (Form 2-G)
[ x ]                   [    ]          Bank Statement(s) for Debtor in
                                        Possession Account(s)
- ------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   July 15, 1996

                              Debtor(s):   BONNEVILLE PACIFIC CORPORATION
                                           -----------------------------------
                              By:          R. Stephen Blackham
                              Position:    Assistant Controller



[PAGE]


                        Bankruptcy No. 91A-27701
                                  Narrative
                      For the Month Ended June 30, 1996
______________________________________________________________________________



Bonneville Pacific Corporation (the Company) has continued to conduct its normal business activities during the month of June 1996 (the reporting period). These activities have included responding to the Operating Guidelines nd Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of June and the first part of July 1996 1 (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

1. The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's three (3) Annual Reports Concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) should be reviewed for an understanding of the history and nature of the Litigation.

        The last ninety (90) days have resulted in substantial changes in the Litigation. Specifically, the Trustee has,within the last ninety (90) days, conditionally settled with the following defendants for the following amounts:

          Defendant                     Amount of Settlement2
          Deloitte Touche                        $ 65,000,000.00
          Mayer Brown & Platt                    $ 30,000,000.003
          Perkins-Coie                           $ 12,750,000.00
          L. Wynn Johnson                        $  1,650,000 004
          Robert Pratt/Moriah Enterprises        $    675,000.00


______________________
          1. This narrative attempts to summarize significant events affecting the Company through July 12, 1996
          2. Each Settlement Agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.
          3. Mayer Brown & Platt is also required to disgorge $177,000 plus interest in prepetition attorneys fees paid by the Company. Additionally, Mayer Brown & Platt under certain circumstances may be required to pay up to a n additional $3,500,000.00 to the Company.
          4. Plus other consideration such as one-half (1/2) of any tax refund received by Johnson or entities related to Johnson.
[PAGE]

The $65,000,000.00 Deloitte settlement has been approved by the Bankruptcy Court and the litigation by the Trustee against Deloitte has been dismissed by the District Court; however, two appeals to the United States District Court for the District of Utah have been filed concerning the Bankruptcy Court's Order approving the Deloitte settlement. As a result of the appeals, Deloitte & Touche was required, pursuant to the terms of the Settlement Agreement, as approved by the Bankruptcy Court, to pay the $65,000,000.00 into an interest-bearing escrow account; Deloitte & Touche did on June 21, 1996 pay the $65,000,000.00 into an escrow account created for the settlement. In the event that the appeals are finally resolved in the Trustee's favor, the escrowed funds, together with accrued interest, will be disbursed to the Trustee. If, on appeal, the Bankruptcy Court's Order approving the Settlement Agreement is vacated, reversed or amended in a material manner, the Settlement Agreement will not become effective and the escrowed funds, together with interest thereon, will be returned to Deloitte & Touche and the Litigation against Deloitte & Touche will be reinstated as if never dismissed. On June
13, 1996 the Trustee filed with the District Court motions to dismiss the appeals. All parties to the appeals are now in the process of fully briefing the issues on appeal, with such briefing to be complete by approximately the end of July, 1996.

All of the other above-referenced settlements were conditioned upon final approval by the Bankruptcy Court and dismissal by the District Court; the Johnson and Pratt/Moriah settlements were approved (without objection) by the Bankruptcy Court on May 14, 1996; the Mayer, Brown & Platt and Perkins-Coie settlements were approved (without objection) by the Bankruptcy Court on May 24, 1996.

Motions to dismiss the above described settling defendants from the District Court litigation were filed and a hearing was held before the District Court on June 18, 1996. At the hearing the District Court dismissed Mayer Brown & Platt, Perkins-Coie, Johnson and Pratt/Moriah from the Litigation and subsequently the orders of dismissal were entered by the District Court. Mayer Brown & Platt, as required by the Court Approved Settlement, paid the
$30,000,000.00 to the estate on June 30, 1996.   In addition the $177,000
plus interest previously paid by Mayer Brown & Platt which was held in escrow by the Trustee was unconditionally transferred to the estate on July 1, 1996. The Pratt/Moriah settlement payment of $675,000.00 was paid to the estate on June 21, 1996.

The Johnson initial settlement payment of $250,000.00 was paid to the estate on June 24, 1996 and the remaining $1,400,000.00 over a period of approximately two years (of which $50,000.00 was paid by Johnson on or about July 1, 1996). On July 3, 1996 Mr. Johnson, pursuant to a plea bargain, plead guilty to two
(2) Felony Counts in a criminal case related to Bonneville. All other criminal counts against Mr. Johnson were dismissed. Mr. Johnson is scheduled to be sentenced on September 12, 1996.

Perkins Coie, as required by the terms of the Court Approved Settlement, paid the $12,750,000.00 to the estate on July 1, 1996.

Each of the above-referenced settlement sums (as well as all other settlements referenced in this narrative) are, if paid, subject to a contingency fee in favor of the law firm of Beus, Gilbert & Morrill, special litigation counsel for the Trustee. The "Legal Representation Agreement" between the Trustee and Beus, Gilbert & Morrill, which agreement sets forth the terms of the contingent fee arrangement, was approved by the Bankruptcy Court in 1992. Pursuant to the contingent fee agreement, Beus, Gilbert & Morrill would, after subtracting for litigation costs (which total several million dollars) receive thirty-three percent (33%) of the settlement sums actually paid (except 20% for the Hixson settlement, see paragraph 5), less amounts paid to the Trustee's General Counsel (Cohne, Rappaport & Segal, P.C.)

[PAGE]

for fees related to the Litigation. Any fees or costs to be paid to Beus, Gilbert & Morrill must first be allowed (approved) by the Bankruptcy Court. Beus, Gilbert & Morrill, on July 2. 1996, filed its Third Application for Allowance of Fees seeking allowance of $34,583,542.92 of which $13,133,542.92 would be payable immediately and the remaining $21,450,000.00 would be paid when the estate receives the Deloitte & Touche settlement funds from the escrow.

The remaining defendants in the Litigation5 are Piper Jaffray, Kidder Peabody, Portland General and related individuals, Fraser & Beatty, Michael Bradley and Westinghouse Electric Corporation. On March 31, 1996, the Trustee filed with the Court a revised damage calculation pursuant to which the bankruptcy estate continues to assert damage claims against the remaining defendants totaling several hundred million dollars. The remaining defendants adamantly dispute the Trustee's damage claims and the defendants have filed Motions to strike the revised damage calculation. A pre-trial hearing began on May 6, 1996 and concluded on May 14, 1996. At the conclusion of the pre-trial hearing, the Court scheduled (a) a further pre-trial hearing solely on the issue of damages for July 30 and July 31, 1996; (b) a final pre-trial hearing beginning on September 10, 1996; and (c) a trial date to begin on October 1, 1996. 6The Court also, during the pre-trial hearing, excluded all of the Trustee's RICO claims against the various defendants and the RICO claim of Portland General asserted in its counterclaim against the Company. While the Court has various motions to dismiss under advisement and while up to eighteen (18) pending Motions for Summary Judgment have been filed by the defendants the Trustee believes that ultimately most, if not all, of the remaining defendants, to the extent they do not settle, will have to defend the litigation on the merits.

     As with any litigation, the ultimate net return to the estate from the remaining defendants is uncertain. It is estimated that the Litigation, taking into account appeals, may take years to fully resolve.

2. On June 28, 1996 Deedee Corradini and Yan Ross made the last $50,000.00 payment as required by the Court Approved August 17, 1993 Settlement Agreement with the Trustee.

3. On December 19, 1995, a hearing was held in the District Court concerning Portland General's Motion for Authority to File a Counterclaim against the Company in connection with the Segal v.Portland General, et al,
     litigation.   The Court ruled that Portland General may assert a limited counterclaim for the purpose of liquidating its alleged claim against the estate (such claim asserted by Portland General is apparently in excess of $76,000,000.00)7. The Trustee continues to assert that Portland General should have no claim against the Company or, alternatively, that any claim Portland General has against the Company be equitably subordinated to all other claims of any kind whatsoever. Portland General continues to assert that its claim should be allowed in full, although at this time it is not clear whether Portland General wants to keep its asserted 9,842,067 shares of stock in the Company, wants to assert a monetary claim relating to the purchase of that stock, or wants to both keep the stock and pursue the stock claim.

______________________
     5. Defendants in separate actions which were severed from the Litigation are Calpine Corporation, William Cerutti, Ronald Yanke and Dinuba Energy.
     6. The Court may schedule additional days of pretrial before the now scheduled 10/1/96 trial date.
     7. Specifically, Portland General asserts that it has an approximately $27,000,000.00 claim relating to monies allegedly loaned by Portland General to the Company (of which a portion is allegedly a secured claim - on Bonneville Fuels stock) and the remaining $49,000,000.00 relates to Portland General's purchase of the Company's common stock.

[PAGE]

4. The Trustee is currently engaged in ongoing negotiations with National Union Fire Insurance Company of Pittsburgh, Pennsylvania ("National Union") and Mark E. Rinehart wherein the Company would waive all claims against National Union and Rinehart (and vice-versa) in exchange for a payment of $400,000.00 by National Union to the Company. At the present time, a final settlement agreement is being circulated for execution.

5. On June 13, 1996 the Trustee entered into a comprehensive settlement agreement with Raymond Hixson, a former officer, director and large shareholder of the Company, and other parties or entities related to Mr. Hixson. A Motion for approval of the settlement was filed with the Bankruptcy Court on June 20, 1996 and a hearing on the Motion is scheduled for July 22, 1996. Pursuant to the settlement agreement the Trustee agreed, on behalf of the Company and its bankruptcy estate, to waive all claims possessed by the Trustee against Hixson (Hixson had signed a "tolling agreement" which tolled the running of the statute of limitations on such claims) in exchange for Hixson agreeing to pay to the estate one million dollars ($1,000,000.00) and other consideration. Such other consideration included assigning to the Trustee one-half of any future tax refunds received by the Hixsons and a one-half interest in a charitable trust created by the Hixsons. Mr. Hixson also agreed to meet with the Trustee and his counsel concerning his knowledge about Bonneville and its financial affairs. The settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement. The settlement is conditioned upon approval of the Settlement Agreement by the Bankruptcy Court.

        On July 9, 1996 Mr Hixson, pursuant to plea bargain, plead guilty to two (2) felony counts in a criminal case related to Bonneville. All other criminal counts against Mr. Hixson were dismissed. Mr Hixson is scheduled to be sentenced on September 20, 1996.

In addition to the above described litigation matters, the Company continues in its business operations. Significant actions and events during June 1996 related to business matters are as follows:

1. The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") curtailed its purchases of electrical power from NCA #1 during significant portions of 1994 and 1995.
        The curtailments have continued during 1996.

        As previously reported, On July 24, 1995, NCA #1 together with NCA #2 (a related power project in which the Company does not have any ownership interest) filed a Demand for Arbitration and Statement of Claims with the Las Vegas office of the American Arbitration Association ("AAA") seeking redress for the NPC curtailments during 1994-95. Arbitration hearings were held and an Interim Arbitration Award was issued. Subsequently, the parties entered into a Settlement and Release Agreement wherein NCA #1 was awarded $829,920 for improper curtailments during the designated period. Payment of the settlement award by Nevada Power Company to NCA #1occurred as expected during the month of May 1996. The Settlement and Release Agreement does not include any provisions regulating future curtailments of the Projects but keeps in tact each of the parties' rights to pursue curtailment protocol issues in the courts, as described below and before the Public Service Commission of Nevada ("PSCN").
[PAGE]

        Since January 1, 1996, curtailments of NCA #1 have continued but at a dramatically lower level than during the same period in 1995. There is no assurance that this trend will continue. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. The Trustee will continue to monitor this situation.

        On June 7, 1995, NPC filed a petition with the Public Service Commission of Nevada ("PSCN") seeking to ratify its prior curtailment practices. NCA #1 filed an objection to this petition and the First Judicial District Court of the State of Nevada stayed further action on the petition pending resolution of collateral matters. No further action took place relative this matter during the reporting period.

        On June 24, 1996 NCA #1 made a distribution to its partners and Bonneville Nevada Corporation received $600,000.00, which was subsequently up streamed to the company and paid by the company on June 27, 1996 to Bank of Tokyo in accordance with the terms of the Adequate Protection Agreement.

Analysis of Claims and Possible Distributions.

Claims against the Bonneville Pacific bankruptcy estate total several hundred million dollars; the exact amount of such claims (which include unfiled claims relating to the sale of the Company's stock and bonds) and the distribution priority for such claims are still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore even if sufficient funds did exist, the issue of payment of interest to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

No plan of reorganization negotiations which include the Trustee are now being conducted. However, in light of the settlements discussed in this narrative, the Company may now be in a position to have all claims filed (many potential claimants were not given proper notice of the original claim bar date in 1992) and then begin the process of negotiating and proposing a plan of reorganization. Until such time as all claims have been filed (particularly those claims relating to the sale of the Company's stock and bonds), it is not realistic to propose a plan. Additionally, Portland General's $76,000,000.00 claim against the Company (discussed in this Narrative) may also have to be resolved (by settlement or litigation) or "crammed-down," before a plan could be confirmed. The Trustee anticipates beginning the work necessary to have all claims filed in the near future. Plan negotiations may not begin for several months and it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

For a discussion of some of the claims against the estate, see Section VIII of the Trustee's Third Annual Report for the period from July 1, 1994 through June 30, 1995. As indicated therein, claims of the bondholders may be subordinate in payment priority to the claims of banks and those creditors similarly situated. For additional discussion concerning claims against the estate also see the damage calculation filed by the Trustee with the District Court on March 31, 1996 in the Segal v. Portland General, et al. Litigation.

[PAGE]

On June 7, 1996 the Trustee filed an application to employ the law firm of Weil, Gotshall & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, assisting the Trustee and the Trustee's General Counsel concerning a plan of reorganization and issues relating thereto, including, in some instances, dealing with claims against the Estate. Notice of the application was given to certain creditors and interested parties and a hearing was held as scheduled before the Bankruptcy Court on June 18, 1996; at the conclusion of the hearing the Court overruled the two (2) objections, approved the application and entered its order approving the Trustee's employment of Weil, Gotshall and Manges.

On May 22, 1996 the Bankruptcy Court entered its Memorandum Opinion and Decision8 on the Motion for Re-Consideration filed by Hansen, Jones and Leta and Snell & Wilmer concerning the Court's December 2, 1992 Memorandum Decision denying both law firms any fee compensation (as counsel for the Debtor-in-possession) and Ordering disgorgement of all payments previously received (approximately $178,000.00) by such law firms as counsel for the Company.
Both law firms have filed an appeal of the decision. The amount at issue (i.e., total fees paid to or requested by the two firms) totals almost $500,000.00. Snelll & Wilmer on June 27, 1996 paid $29,650.39 (the amount it was ordered to disgorge) to the Trustee to be held by the Trustee in an interest bearing account pending final resolution of Snell & Wilmer's appeal. The $29,650.39 was deposited by the Trustee to such a separate interest bearing account and will be held pending resolution of the appeal.















__________________________________

     8. Ralph R. Mabey and the law firm of Leoeuf, Lamb, Greene and Macrae (hereinafter collectively "LeBoeuf") filed on June 10, 1996 a "Civil Ac tion for Extraordinary Relief in the Nature of Mandamus" in connection with the Bankruptcy Court's May 22, 1996 decision.
        LeBoeuf served as counsel for the Unsecured Creditors' Committee until June 17, 1996 and has (or may) seek payment of fees and costs from the estate totaling in excess of $300,000.00.

[PAGE]



                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                      For Period June 1 - June 30, 1996

                              CASH RECONCILIATION
- ------------------------------------------------------------------------------

1.  Beginning Cash Balance:  . . . . . . . . . . . . . . .      $24,472,929.77

2.  Cash Receipts: (See Page 2 of 2) . . . . . 31,738,970.28

3.  Cash Disbursements: (See Page 2 of 2). . . (  793,980.15)

4.  Net Cash Flow: . . . . . . . . . . . . .                     30,944,990,13
                                                                 -------------
5.  Ending Cash Balance: (to Form 2-C) . . . . . . . . . . . .   55,417,919.90
                                                                 =============

                    CASH ACCOUNT SUMMARY - ENDING BALANCES


     ACCOUNT                        AMOUNT              FINANCIAL INSTITUTION

PAYROLL ACCOUNT                    $1,177.37            1ST SECURITY BANK/UTAH
PAYROLL TAX ACCOUNT                   372.14            KEY BANK OF UTAH
GENERAL CORP CASH                 583,506.85            KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT     7,517,540.80 (A)        KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT     10,635,310.27 (A)        US BANK
CHPTR 11 TRUSTEE - JNT CD       5,142,480.17 (A)        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT     5,063,845.14 (A)        BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS    26,260,090.49 (A)        BANK ONE
PROCEEDS FROM ASSET SALES           3,915.62 (A)        KEY BANK OF UTAH
NCA 1 SALES TAX ESCROW            79,852.00* (B)        ABN AMRO BANK/NEW YORK
KYOCERA MAINTENANCE RESERVE      129,829.50             KEY BANK OF UTAH
                                 -----------
                            $ 55,417,919.90
                              =============
*  RESTRICTED CASH                79,852.00





(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

(B) Funds on deposit in the NCA 1 Sales Tax Escrow account are pledged as collateral to the State of Nevada. Monthly, an amount of approximately $28,000 is released and transferred to the Chapter 11 Trustee Joint Account. It is expected that these transfers will continue and that these funds will be available to the estate for the benefit of creditors and/or to be used in operations.


                                                                    FORM 2-B
                                                                    Page 1 of 2
[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                      For Period June 1 - June 30, 1996


                            CASH RECEIPTS JOURNALS

      BANK ACCOUNT                    TOTAL             PAGE REF
      ----------------------------------------------------------
      PAYROLL ACCOUNT                $19,461.01             A
      PAYROLL TAX ACCOUNT              8,645.25             B
      GENERAL CORP CASH              749,317.76             C
      CHPTR 11 TRUSTEE JOINT ACT   4,713,172.22             E
      CHPTR 11 TRUSTEE - CD ACCT           0.00            N/A
      CHPTR 11 TRUSTEE - JNT CD            0.00            N/A
      CHPTR 11 TRUSTEE JOINT ACCT     42,886.24             F
      CHPTR 11 TRUSTEE JT SAVINGS 30,260,095.49             G
      PROCEEDS FROM ASSET SALES           10.10             H
      NCA 1 SALES TAX ESCROW             472.82             I
      KYOCERA MAINTENANCE RESERVE     11,633.47             J
                                  -------------
                                  35,805,694.37
      LESS:  ACCOUNT TRANSFERS    (4,066,724.09)
                                  -------------
      TOTAL CASH RECEIPTS        $31,738,970.28
                                 ==============


                        CASH DISBURSEMENTS JOURNALS

- ------------------------------------------------------------------------------
        BANK ACCOUNT                     TOTAL        PAGE REF

        PAYROLL ACCOUNT                 $19,492.20       A
        PAYROLL TAX ACCOUNT               8,647.58       B
        GENERAL CORP CASH               805,093.00       D
        CHPTR 11 TRUSTEE JOINT ACCT          43.64       E
        CHPTR 11 TRUSTEE - CD ACCT            0.00      N/A
        CHPTR 11 TRUSTEE - JNT CD             0.00      N/A
        CHPTR 11 TRUSTEE JOINT ACCT           0.00      N/A
        CHPTR 11 TRUSTEE JT SAVINGS   4,000,005.00       G
        PROCEEDS FROM ASSET SALES             0.00       H
        NCA 1 SALES TAX ESCROW           27,422.82       I
        KYOCERA MAINTENANCE RESERVE           0.00       J
                                        -----------
        LESS:  ACCOUNT TRANSFERS      4,860,704.24
                                     (4,066,724.09)
                                     --------------
        TOTAL CASH DISBURSEMENTS       $793,980.15
                                      ============



                                                                    FORM 2-B
                                                                    Page 2 of 2
[PAGE]
                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               Payroll Account
                      For Period June 1 - June 30, 1996



                            CASH RECEIPTS JOURNAL


  DATE          DOC #           PAYOR            AMOUNT         DESCRIPTION
  ----------------------------------------------------------------------------
  6/12/96       CK# 5701        BPC - GENERAL   $10,118.95    PAYROLL TRANSFER
  6/26/96       CK# 5737        BPC - GENERAL     9,342.06    PAYROLL TRANSFER
                                                ----------
                          TOTAL CASH RECEIPTS   $19,461.01
                                                ==========

                           CASH DISBURSEMENTS JOURNAL

  DATE          DOC #     PAYEE                  AMOUNT         DESCRIPTION
  ----------------------------------------------------------------------------
  6/15/96                 PAYROLL SUMMARY       $10,118.94
  6/30/96                 PAYROLL SUMMARY         9,342.06
  6/30/96       BNK STMT  KEY BANK OF UTAH           31.20      SERVICE CHARGE
                                                ----------
                TOTAL CASH DISBURSEMENTS        $19,492.20








                                        A

[PAGE]
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                      For Period June 1 - June 30, 1996


                            CASH RECEIPTS JOURNAL

    DATE        DOC #           PAYOR           AMOUNT     DESCRIPTION
  ----------------------------------------------------------------------------
    6/12/96     CK# 5702        BPC - GENERAL   $4,490.16   PR TAX TRANSFER
    6/26/96     CK# 5738        BPC - GENERAL    4,155.10   PR TAX TRANSFER
                                                ---------
                          TOTAL CASH RECEIPTS   $8,645.26
                                                =========

                           CASH DISBURSEMENTS JOURNAL

    DATE      DOC #           PAYEE              AMOUNT      DESCRIPTION
 -----------------------------------------------------------------------------
   6/12/96  CK# 1194    KEY BANK OF UTAH        $3,703.37   FEDERAL TAX DEPOSIT
   6/26/96  CK# 1195    KEY BANK OF UTAH         3,425.26   FEDERAL TAX DEPOSIT
   6/26/96  CK# 1196    UTAH STATE TAX COM'N     1,516.63   STATE INCOME. TAX
   6/30/96  BNK STMT    KEY BANK OF UTAH             2.32   SERVICE CHARGE
                                                ---------
                TOTAL CASH DISBURSEMENTS        $8,647.58
                                                =========















                                        B
[PAGE]


                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                      For Period June 1 - June 30, 1996


                            CASH RECEIPTS JOURNAL

   DATE    DOC #       PAYEE                           AMOUNT   DESCRIPTION
 -----------------------------------------------------------------------------
   6/11/96 DS061196    C. MOWER                         $18.94  OFF.EXP.REIMB
   6/11/96 DS061196    J. SLOAT                         236.00  INS. REIMBU.
   6/11/96 DS061196    KYOCERA AMERICA                6,824.18  ENERGY REV-KYO
   6/21/96 DS061196    WORKERS COMP OF UTAH             158.73  INS. REIMBU.
   6/21/96 DS062196    BONNEVILLE PACIFIC SERV.      12,929.13  OFF.EXP.REIMB
   6/21/96 DS062196    J. ALLSOP                      1,416.00  INS. REIMBU.
   6/21/96 DS062196    SAN DIEGO GAS & ELEC.          1,801.32  ENERGY REV-KY0
   6/21/96 DS062196    KYOCERA AMERICA              117,620.34  ENEERGY REV-KYO
   6/21/96 DS062196    BONNEVILLE NEVADA              6,060.99  OFF.EXP.REIMBU
   6/27/96 DS062796    BONNEVILLE NEVADA            600,000.00  DIVIDEND PMT
   6/30/96 BNK STMT    KEY BANK OF UTAH               2,252.13  INTEREST INC.
                                                    ----------
                       TOTAL CASH RECEIPTS         $749,317.76
                                                   ===========
















                                      C



[PAGE]


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                      For Period June 1 - June 30, 1996
[PAGE]

DATE    CHECK #    PAYEE                        AMOUNT   DESCRIPTION
- ------------------------------------------------------------------------------
6/3/96  1005680 VOID
6/3/96  1005681 AIRBORNE EXPRESS                 51.73  EXPRESS MAIL EXP.
6/3/96  1005682 AMPCO PARKING SYSTEMS           533.00  RENT-PARKING
6/3/96  1005683 AT&T                          1,016.56  TELEPHONE EXP.
6/3/96  1005684 AUTOMATED OFFICE SYST.          310.95  OFFICE SUP/EXPENSE
6/3/96  1005685 BENEFICIAL LIFE INSUR.CO.       613.77  INSURANCE-LIFE
6/3/96  1005686 BONNEVILLE PACIFIC SERVICS      645.65  O&M EXPENSE-KYOCERA
6/3/96  1005687 BPC-KYOCERA MAINT. RESERVE   11,195.00  TRANSFER-MAINT.RESERVE
6/3/96  1005688 PETTY CASH                      487.79  OFFICE SUP/EXPENSE
6/3/96  1005689 DAY TIMERS, INC.                 27.85  OFFICE SUP/EXPENSE
6/3/96  1005690 GEM INSURANCE CO.             3,685.00  INSURANCE-HEALTH
6/3/96  1005691 HERITAGE PRODUCTS INC.          439.66  OFFICE SUP/EXPENSE
6/3/96  1005692 MOUNT OLYMPUS WATER              23.14  OFFICE SUP/EXPENSE
6/3/96  1005693 MT. STATES OFFICE PRODUCTS       65.88  OFFICE SUP/EXPENSE
6/3/96  1005694 CLARK MOWER                     898.26  TRAVEL REIMBURSEMENT
6/3/96  1005695 OFFICE WARE                     141.68  OFFICE SUP/EXPENSE
6/3/96  1005696 UNUM LIFE INSURANCE CO.       1,442.94  INSURANCE-DISABILITY
6/3/96  1005697 US WEST COMMUNICAITONS          900.37  TELEPHONE EXPENSE
6/3/96  1005698 50 W. BROADWAY ASSOC.        12,513.00  RENT-OFFICE & PARKING
6/7/96  1005699 HURST & ASSOC.               20,000.00  INS. TRUSTEES BOND
6/12/96 1005700 DELAWARE SECRETARY OF STATE  33,618.40  FRANCHISE TAX
6/12/96 1005701 BONNEVILLE PACIFIC CORP.     10,118.95  TRANSFER-PAYROLL
6/12/96 1005702 BONNEVILLE PACIFIC CORP.      4,490.16  TRANSFER-PAYROLL
6/12/96 1005703 FIRST INTERSTATE BANK           733.30  401K CONTRIBUTIONS
6/14/96 1005704 50 W. BROADWAY ASSOC.           250.00  RENT-OFFICE PARKING
6/14/96 1005705 ACCOUNTEMPS INC                 183.60  TEMPROARY OFFICE STAFF
6/14/96 1005706 APPLE SPICE JUNCTION             50.14  LUNCHEON MEETING
6/14/96 1005707 FEDERAL EXPRESS, INC.            46.00  EXPRESS MAIL EXPENSE
6/14/96 1005708 GEM INSURANCE CO.               712.00  INSURANCE - HEALTH
6/14/96 1005709 GENERATOR POWER SYSTEMS      23,951.37
6/14/96 1005710 HERITAGE PRODUCTS INC.          203.48  OFFICE SUP/EXPENSE
6/14/96 1005711 INSTY PRINTS INC.               116.37  OFFICE SUP/EXPENSE
6/14/96 1005712 MOUNT OLYMPUS WATER              32.70  OFFICE SJP/REIMBURSE.
6/14/96 1005713 MORRIS TRAVEL                   299.00  TRAVEL EXPENSE
6/14/96 1005714 OFFICE TEAM                     245.03  TEMPORARY STAFF SERV.
6/14/96 1005715 THE PRUDENTIAL                  969.62  INSURANCE-DISABILITY
6/14/96 1005716 PROTEL                           62.61  OFFICE SUP/EXPENSES
6/14/96 1005717 REDMAN VAN & STORAGE CO INC.  1,291.33  RENT - STORAGE
6/14/96 1005718 SAN DIEGO GAS & ELECTRIC        101.26  O&M EXPENSE-KYOCERA
6/14/96 1005719 SEDGEWICK JAMES OF COLORADO  49,684.00  INS. LIABILITY & AUTO
6/14/96 1005720 WARREN, GORHAM & LAMONT INC.     78.80  OFFICE SUP/EXPENSE
6/14/96 1005721 XEROX CORPORATION               466.37  OFFICE SUP/EXPENSE
6/21/96 1005722 VOID
6/25/96 1005723 CORPROATE TRAVEL INTERNATIONAL  398.00  TRAVEL EXPENSE
6/25/96 1005724 AIRBORNE EXPRESS                 19.48  EXPRESS MAIL EXP.





                                     D-1

[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                      For Period June 1 - June 30, 1996



                          CASH DISBURSEMENTS JOURNAL (Cont'd)



DATE    CHECK # PAYEE                           AMOUNT  DESCRIPTION
- ------------------------------------------------------------------------------
6/25/96 1005725 AT&T                            $776.15 TELEPHONE EXPENSE
6/25/96 1005726 AUTOMATED OFFICE SYSTEMS INC.    310.95 OFFICE SUP/EXP.
6/25/96 1005727 FIRST INTERSTATE BANK OF CA    1,230.00 401K QUART. BANK
6/25/96 1005728 DEEA HOBBS                        60.45 EXPENSE REIMBURSEM.
6/25/96 1005729 INSTY PRINTS INC.                101.03 OFFICE SUP/EXPENSE
6/25/96 1005730 MT STATES OFFICE PRODUCTS         26.11 OFFICE SUP/EXPENSE
6/25/96 1005731 CLARK MOWER                    1,253.99 TRAVEL REIMBURSEMENT
6/25/96 1005732 OFFICE TEAM                      104.36 TEMPROARY STAFF SERV.
6/25/96 1005733 PROTEL                           366.13 OFFICE SUP/EXPENSE
6/25/96 1005734 STEVEN STEPANEK                  348.04 TRAVEL REIMBURSEMENT
6/25/96 1005635 UNUM LIFE INSURANCE CO.        1,565.98 INSURANCE-DISABILITY
6/25/96 1005636 US WEST COMMUNICATIONS           860.15 TELEPHONE EXPENSES
6/26/96 1005637 BONNEVILLE PACIFIC CORP.       9,342.06 TRANSFER-PAYROLL ACCT.
6/26/96 1005638 BONNEVILLE PACIFIC CORP.       4,155.10 TRANSFER-PAYROLL ACCT.
6/26/96 1005639 FIRST INTERSTATE BANK            693.30 401K CONTRIBUTIONS
6/26/96 1005640 CYMA SYSTEMS INC.                625.10 CONFERENCES/SEMINARS
6/27/96 1005641 BANK OF TOKYO                600,000.00 LOAN PAYMENT
6/30/96 1005642 KEY BANK                          69.90 BANK SERVICE CHARGES

                TOTAL CASH DISBURSEMENTS    $805,093.00
                                            ===========













                                     D-2
[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                      For Period June 1 - June 30, 1996


                            CASH RECEIPTS JOURNAL

DATE    DOC#         PAYOR                       AMOUNT         DESCRIPTION
- ------------------------------------------------------------------------------

6/21/96 GJ277        ROBERT PRATT               $675,000.00 SETTLEMENT PMT
6/21/96 GJ277        ABN AMRO                     27,422.82 TRANSFER
6/28/96 GJ277        BONNEVILLE PACIFIC CORP.  4,000,000.00 TRANSFER
6/30/96 BNK STMT     KEY BANK OF UTAH             10,749.40 INTEREST INCOME

                     TOTAL CASH RECEIPTS      $4,713,172.22
                                             ==============


                          CASH DISBURSEMENTS JOURNAL

DATE    DOC #          PAYEE                      AMOUNT  DESCRIPTION
- ------------------------------------------------------------------------------
6/30/96 BNK STMT       KEY BANK OF UTAH           $43.64  BANK SERVICE CHARGE





























                                      E
[PAGE]
                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee - CD ACCOUNT
                      For Period June 1 - June 30, 1996


                            CASH RECEIPTS JOURNAL


DATE    DOC #   PAYOR                   AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
6/30/96 BNK STM BANK ONE                $42,886.24      INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE    DOC #   PAYEE                   AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
NONE






























                                      F
[PAGE]
                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                      For Period June 1 - June 30, 1996

                             CASH RECEIPTS JOURNAL

DATE    DOC #   PAYOR                           AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
6/24/96 GJ277   WYNN JOHNSON                    $250,000.00     SETTLEMENT PMT
6/28/96 GJ277   MAYER BROWN PLATT             30,000,000.00     SETTLEMENT PMT
6/30/96 BNK STM.BANK ONE                          10,095.49     INTEREST INCOME

        TOTAL CASH RECEIPTS                  $30,260,095.49
                                             ==============


                          CASH DISBURSEMENTS JOURNAL


DATE    DOC #     PAYEE                       AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------

6/28/96 GJ277     BONNEVILLE PACIFIC CORP.    $4,000,000.00    TRANSFER
6/30/96 BNK STM   BANK ONE                             5.00    BANK SERV.CHRG
                                               ============
                TOTAL CASH DISBURSEMENTS      $4,000,005.00








                                      G
[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Proceeds From Asset Sales
                      For Period June 1 - June 30, 1996




                            CASH RECEIPTS JOURNAL


DATE    DOC #           PAYOR                    AMOUNT         DESCRIPTION
- ------------------------------------------------------------------------------
6/30/96 BNK STMT        KEY BANK OF UTAH        $10.10          INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE    DOC #           PAYEE                   AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
NONE






















                                      H

[PAGE]
                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            NCA 1 Sales Tax Escrow
                      For Period June 1 - June 30, 1996



                            CASH RECEIPTS JOURNAL


DATE    DOC #           PAYOR                   AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
6/30/96 BNK STMT        KEY BANK OF UTAH        $472.82         INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE    DOC #           PAYEE                   AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
6/21/96 GJ277           ABN AMRO                $27,422.82     TRANSFER

























                                      I
[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                         Kyocera Maintenance Reserve
                      For Period June 1 - June 30, 1996


                           CASH RECEIPTS JOURNAL


DATE    DOC #   PAYOR                           AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
6/03/96 CK#5687 BONNEVILLE PACIFIC CORP.        $11,195.00      TRANSFER
6/03/96 BNK ST. KEY BANK OF UTAH                    438.47      INTEREST INC.
                                                ----------
                TOTAL CASH RECEIPTS             $11,633.47
                                                ==========


                          CASH DISBURSEMENTS JOURNAL


DATE  DOC #   PAYEE                             AMOUNT          DESCRIPTION
- ------------------------------------------------------------------------------
NONE




























                                      J
[PAGE]
                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                                Balance Sheet
                             As of June 30, 1996


ASSETS
Current Assets:
   Cash                                     $ 55,417,920
   Accounts receivable - trade                   105,499
   Accounts receivable - settlements
   (Note 7)                                   14,383,260
   Accounts receivable - affiliates              289,986
   Prepaid Insurance                              20,993
   Accrued interest receivable                   152,072
   Total current assets                         --------      $ 70,369,730
Fixed Assets:
   Land                                          198,424
   Equipment, furniture and fixtures           3,745,635
   Total fixed assets                          3,944,059
   Less: Accumulated depreciation             <2,937,990>
   Net fixed assets                            ---------         1,006,069
Other Assets:
   Investment in and advances to subsidiaries
    and partnership                           26,486,894
   Other assets                                   66,055
     Total other assets                       ----------        26,552,949
                                                              ------------
TOTAL ASSETS                                                  $ 97,928,748
                                                              ============
LIABILITIES
Post-petition liabilities:
   Accounts payable - trade                 $     15,568
   Accounts payable - professional fees
     and costs (Note 7)                       16,123,798
   Taxes payable                                  79,812
   Accrued interest                                1,789
   Total post-petition liabilities            ----------     $ 16,220,967
Pre-petition liabilities:
   Priority claims                                61,186
   Secured debt                                2,664,536
   Unsecured debt  (Note 5)                  132,119,182
Total pre-petition liabilities               -----------       134,844,904
                                                               -----------
TOTAL LIABILITIES                                              151,065,871
                                                               ===========
Commitments and Contingent Liabilities (Notes 3, 4 and 6)

OWNERS' EQUITY
Capital stock or owners' investment         $    213,752
Paid-in-capital                               91,835,029

[PAGE]

Treasury stock                                <2,308,255>
Retained earnings:
   Pre-petition                              <56,551,908>
   Post-petition                             <86,325,741>
TOTAL OWNERS' EQUITY                         -----------       <53,137,123>
                                                                -----------
TOTAL LIABILITIES AND OWNERS' EQUITY                          $ 97,928,748
                                                              ============

                                                                    Form 2-C
[PAGE]
                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Profit and Loss Statement
                     For Period June 1 - June 30, 1996



Gross operating revenue                   $  186,826
Less discount, returns and allowances          -0-
   Net operating revenue                  ----------      $   186,826

 Cost of goods sold                                           <91,261>
                                                              -------
   Gross profit                                                95,565

Operating expenses:
   Salaries and wages                         28,716
   Rent and leases                            12,363
   Payroll taxes                               1,407
   Insurance                                     342
   Other                                      11,950
   Total operating expenses                  -------          <54,778>
                                                             --------
   Operating income <loss>                                     40,787

Legal and professional fees and costs
  (Note 7)                                13,315,088
Depreciation, depletion and amortization       1,203
Interest expense                              39,117
   Total                                  ----------      <13,355,408>
                                                           ----------
   Net operating income <loss>                            <13,314,621>

Non-operating income and <expenses>:
   Interest income                            94,915
   Other income                                4,329
   Other income - settlements (Note 7)    45,252,000
   Equity in earnings (losses) of
    subsidiaries and partnerships (Note 2)   736,304
       Net non-operating income or
        <expenses>                        46,087,548
                                          ----------
       Net income <loss> before income taxes               32,772,927
                                                           ----------
       Provision for income taxes (Note 8)                      -0-
                                                           ----------
      NET INCOME <LOSS>                                   $32,772,927
                                                          ===========


                                                              Form 2-D
                                                              Page 1 of 3
[PAGE]

                DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              General Notes to Financial Statements
                For Period June 1 to June 30, 1996



1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The significant operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. The balance sheet does not reflect deeply subordinated claims totalling $14,945,000 which are claims resulting from court approved settlement agreements pursuant to which a creditor has agreed to subordinate its particular claim in payment priority to all other claims of any kind whatsoever including, but not limited to late filed claims, subordinated debenture holder claims, equity claims, claims of equity holder or subordinated debenture holders who had sold their stock or bonds, and claims which have been subordinated pursuant to 11 U.S.C. Sec. 510 (b).

4. The balance sheet does not reflect CIGNA's settled and allowed $10,000,000 subordinated claim which is on par with any allowed equity claims.





                                                                 Form 2-D
                                                              Page 2 of 3
[PAGE]             DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                   General Notes to Financial Statements
                    For Period June 1 to June 30, 1996



5. Included in recorded liabilities are liabilities of $31,081,188 that are being disputed by the Trustee. In addition, numerous liabilities are being investigated by the Trustee for possible objection.

6. Total liabilities as shown in the accompanying balance sheet do not reflect certain liabilities and other claims, contingent or otherwise, that are the subject matter of filed or potentially filed claims. To date, claims and potential claims have been estimated to exceed $350,000,000. This amount includes claims under investigation, potential claims of limited partners, potential claims of equity holders, disputed claims, and accrued interest on certain claims.

7. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of June 30, 1996 and are reflected on the June 30, 1996 Financial Statements.

    Settlements reached between the Trustee and any person or entity where all conditions for the settlement to become fully effective has not occurred as of June 30, 1996 are not reflected on the June 30, 1996 Financial Statements. Such settlements include those with:

         Deloitte and Touche    $65,000,000
         Raymond L. Hixson      $ 1,000,000

    Contingent professional fees of up to approximately $21,650,000 relating to the settlements have not been reflected on the financial statements (further information concerning the settlements is contained in the narrative, which is attached).

8. Federal and state income taxes are not accrued on these financial statements. As of April 30,1995, Bonneville had approximately $114,000,000 in alternative minimum tax loss carry-forwards for Federal Income Tax purposes. Pursuant to current tax law, only 90% of current alternative minimum taxable income can be offset by such loss carry-forwards. The receipt of funds from various settlements entered into during the current tax year may, therefore, result in a tax liability to Bonneville.





                                                                Form 2-D
                                                                Page 3 of 3


[PAGE]

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                    For Period June 1 to June 30, 1996

                          Beginning                              Payments     Date   Check       Ending
                           Balance   Adjustments   Additions     Deposits     Paid   Numb.      Balance
Income tax withheld:
   Federal            $     -0-         $         $<4,315.19>  $ 2,214.77   6/12/96  1194
                                                                 2,100.42   6/26/96  1195   $     -0-


   State                    -0-                    <1,516.63>     1,516.63   6/26/96  1196        -0-

FICA tax withheld           -0-                    <1,406.72>       744.30   6/12/96  1194
                                                                    662.42   6/26/96  1195        -0-


Employer's FICA tax         -0-                    <1,406.72>       744.30   6/12/96  1194
                                                                    662.42   6/26/96  1195        -0-



Unemployment tax:
   Federal                  -0-
   State                    -0-

Sales, use & excise taxes   -0-                                                                   -0-
Property taxes          <77,595.00>                <2,317.00>                             <79,912.00>

Accrued income tax:
   Federal                  -0-                                                                    -0-
   State                    -0-                                                                    -0-

Delaware franchise tax  <33,618.40>                              33,618.40   6/12/96  1005700      -0-

Employee withholding        -0-                    <1,426.60>       733.30   6/12/96  1005703      -0-
                                                                    693.30   6/26/96  1005739
                         ----------                ----------    ---------                      --------
TOTALS                $<111,213.40>               $       -0-  $<12,388.86>  $43,690.26   $ <79,912.00>


[PAGE]


                                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                            Insurance Schedule
                                    For Period June 1 to June 30, 1996
                                                                  Policy
                                                Amount of        Expiration        Premium Paid
                        Carrier/Agent           Coverage            Date             Thru Date
- -------------------------------------------------------------------------------------------------
Worker's Compensation   Various State Funds     Statutory
                                                $1,000,000          (A)                06/30/96
General Liability       Travelers Insurance/
                        Sedgwick James           5,000,000      06/06/97               06/06/97

Vehicles                Travelers Insurance/
[Hired/Non-owned]       Sedgwick James           5,000,000      06/06/97               06/06/97

Property:
   Bonneville Pacific   Federal Insurance Co./
                        Sedgwick James             735,000      08/17/96               08/17/96

Kyocera                 Federal/Hartford Steam/
                        Sedgwick James           5,352,879      08/17/96               08/17/96


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.


[PAGE]

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                     For Period June 1 to June 30, 1996


                                      Non-Affiliate
                                        Accounts        Accounts
                                       Receivable        Payable
                                       ----------       ----------
Under 30 days                         $14,488,180      $15,511,675
30 to 60 days                                  12                0
61 to 90 days                                  10                0
Over 90 days                                  557          627,691*

Total post-petition                    14,488,759       16,139,366
                                       ----------       ----------
Pre-petition amounts                            0        4,273,537
                                       ----------       ----------
Total accounts receivable             $14,488,759
                                      ===========
Total accounts payable                                 $20,412,903
                                                       ===========
                                       Affiliate
                                        Accounts
                                       Receivable

Under 30 days                         $    48,364
30 to 60 days                               5,640
61 to 90 days                               2,552
Over 90 days                              233,430
                                        ---------
Total post-petition affiliate
 accounts receivable                  $   289,986
                                      ===========

(*) Accounts payable over 90 days past due primarily represents professional fees incurred prior to the Trustee's appointment currently being considered by the court for payment.



                                                           Form 2-E
                                                        Page 3 of 5
[PAGE]


                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
   Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                        For Period June 1 to June 30, 1996

                                                Date of
                                                Court           Estimated
                                 Amount Paid    Approval        Balance Due
                                 -----------    --------        -------------
Debtor's Counsel                        $0                      $100,000
Counsel for Unsecured
  Creditors' Committee                   0                       139,487
Court Appointed Trustee                  0                        88,261**
Trustee's Counsel                        0                       308,005**
Trustee's Accountants                    0                       440,443
Special Litigation Counsel for
   Trustee - Costs                       0                       958,429
   Trustee - Fees                        0                    13,605,543***
Debtor's Accountant                      0                        50,920****
Buccino and Associates                   0                       132,853
Financial Advisors for
  Unsecured Creditors Committee          0                       290,223
Creditor's Committee                     0                         9,634
                                     --------                 ----------
Total                                   $0                   $16,123,798
                                     ========                 ==========


*    Settlement amounts under advisement by the Court.

** Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

*** Includes an accrual for any contingent fees due as a result of court approved settlements or recoveries. Estimated contingent fees will be accrued when settlements are approved by the court and the accrual will be revised when fee applications are filed with the Bankruptcy Court.

**** Waived pursuant to a court approved settlement agreement between the Trustee and Deloitte and Touche which has been appealed.

Further information concerning settlements is contained in the narrative which is attached.

                                                                 Form 2-E
                                                                 Page 4 of 5
[PAGE]

                  DEBTOR: BONNEVIllE PACIFIC CORPORATION
                            Case No. 91A-27701
               Schedule of Payments to Principal/Executives
                    For Period June 1 to June 30, 1996



Payee Name       Position        Nature of Payment        Amount
- ------------------------------------------------------------------------------
Ralph F Cox      Director        Director fees               -0-

Calvin L Rampton Director        Director fees               -0-

Clark M Mower    President       Salary               12,014.60

                 Expense Reimbursement                              2,152.25




























                                                                   Form 2-E
                                                                Page 5 of 5

[PAGE]

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                        Quarterly Fee Summary (1)
                        Month Ended June 30, 1996



                          Cash         Quarterly       Payment
                      Disbursement      Fee Due       Check No.    Date
- ------------------------------------------------------------------------------

January               $1,328,436.60
February                 250,804.29
March                  2,301,171.04
                       ------------
  Total 1st Quarter    3,880,411.93      $5,000.00    1005634     4/23/96

April                    262,428.76
May                      113,914.30
June                     793,980.15
                       ------------
  Total 2nd Quarter    1,170,323.21

July
August
September
                       ------------
  Total 3rd Quarter

October
November
December
                       ------------
  Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.


                                                                Form 2-F